UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2011 (April 27, 2011)

CEELOX INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-53597	26-1319217
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization)		Identification Number)

13976 Lynmar Blvd.
Tampa, FL 33626
(Address of principal executive offices, Zip code)

(813) 769-0918
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Ceelox, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On July 12, 2011, the Company received a demand letter from CIP, LLC (“Demand Letter”) for the payment or transfer of collateral pursuant to an 8% Convertible Promissory Note dated August 17, 2005 in the principal amount of $500,000 (“Note”) by and between the Company’s majority-owned subsidiary, Ceelox, Inc., a Florida corporation (“Ceelox Sub”), and CIP, LLC (“Lender”).  The operations of Ceelox Sub represent all of the operations of the Company.  The Note is collateralized by all of the assets of Ceelox Sub, including all of its intellectual property.  The current principal balance owed under the Note is $300,705, plus accrued and unpaid interest of approximately $131,000 as of July 12, 2011.  Additionally, Ceelox Sub owes Lender an additional $6,574,226 (“Additional Loans”) pursuant to other loans and contractual obligations between Lender and Ceelox Sub.

Absent the Company or Ceelox Sub securing funds to repay the Note, neither Ceelox Sub nor the Company have the ability to repay the outstanding balance of the Note and intend to comply with the terms of the Demand Letter and transfer substantially all of Ceelox Sub’s assets to the Lender on or before August 12, 2011.  The transfer of substantially all of Ceelox Sub’s assets will result in the Company not having any material operations and being deemed a “shell” company as defined by Rule 144(i)(1) of the Securities Act of 1933, as amended.

Upon the transfer of substantially all of the assets of Ceelox Sub, Lender has additionally agreed to release Ceelox and Ceelox Sub from any liability pursuant to the Note and the Additional Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEELOX INC.

Date: July 13, 2011	By: /s/ Gerry Euston
Name: Gerry Euston
Title: Chief Executive Officer